1

PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION
OF
SOY ENERGY, LLC

This Plan of Complete Liquidation and Dissolution (the “Plan”) is intended to accomplish the complete liquidation and dissolution of Soy Energy, LLC, an Iowa limited liability company (the “Company”), in accordance with the Revised Uniform Limited Liability Company Act of the State of Iowa (the “Iowa Act”) and the Company's Amended and Restated Operating Agreement dated June 24, 2010 (the “Operating Agreement”).

1.Approval of the Plan and Appointment of Liquidator. The Board of Directors of the Company (the “Board”) has adopted this Plan. If the Plan is approved by the requisite vote of the Company's members, the Plan shall constitute the adopted Plan of the Company, effective as of such time. Further, the Board shall be appointed as the “Liquidator” as that term is defined in the Operating Agreement.

2.Certificate of Dissolution. At any time after the members approve the dissolution of the Company, the Company shall file with the Secretary of State of the State of Iowa a statement of dissolution (the “Statement of Dissolution”) in accordance with the Iowa Act (the time of such filing, or such later time as stated therein, the “Effective Time”).

3.Cessation of Business Activities. After the Effective Time, the Company shall not engage in any business activities except to the extent necessary to preserve the value of its assets, wind up its business affairs and distribute its assets in accordance with this Plan.

4.Continuing Employees and Consultants. For the purpose of effecting the dissolution of the Company, the Company shall hire or retain, at the discretion of the Board, such employees, consultants and advisors as the Board deems necessary or desirable to supervise or facilitate the dissolution.

5.Dissolution Process. From and after the Effective Time, the Company (or any successor entity of the Company) shall proceed, in a timely manner, to liquidate the Company in accordance with the procedures set forth in Section 10 of the Operating Agreement, and in conformity with the requirements of the Iowa Act. Any claims or obligations shall be paid in full and any such provision for payment shall be made in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority, and, among claims of equal priority, ratably to the extent of assets available therefor. Any remaining assets shall be distributed to the members of the Company in accordance with the terms of the Operating Agreement of the Company after all required notice periods for the Company's creditors have lapsed. In the absence of actual fraud, the judgment of the Board as to the provision made for the payment of all obligations under this Section shall be conclusive.

6.Liquidating Trust. If deemed necessary, appropriate or desirable by the Board, in its absolute discretion, in furtherance of the liquidation and distribution of the Company's assets to the members, as a final liquidating distribution or from time to time, the Company shall transfer to one or more liquidating trustees, for the benefit of the members (the “Trustees”), under a liquidating trust (the “Trust”), all, or a portion, of the assets of the Company. If assets are transferred to the Trust, each member shall receive an interest (an “Interest”) in the Trust pro rata to its interest in the assets of the Company on that date. All distributions from the Trust will be made pro rata in accordance with the Interests. The Interests shall not be transferable except by operation of law or upon death of the recipient. The Board is hereby authorized to appoint one or more individuals, corporations, partnerships or other persons, or any combination thereof, including, without limitation, any one or more officers, directors, employees, agents or representatives of the Company, to act as the initial Trustee or Trustees for the benefit of the members and to receive any assets of the Company. Any Trustees appointed as provided in the preceding sentence shall succeed to all right, title and interest of the Company of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred and solely in their capacity as Trustees, shall assume all of the liabilities and obligations of the Company, including, without limitation, any unsatisfied claims and unascertained or contingent liabilities. Further, any conveyance of assets to the Trustees shall be deemed to be a distribution of property and assets by the Company to the members. Any such conveyance to the Trustees shall be in trust for the members of the Company. The Company, as authorized by the Board, in its absolute discretion, may enter into a liquidating trust agreement with the Trustees, on such terms and conditions as the Board, in its absolute discretion, may deem necessary, appropriate or desirable. Adoption of this Plan by the holders of the requisite vote of the holders of the outstanding units of the Company shall constitute the approval of the members of any such appointment and any such liquidating trust agreement as their act and as a part hereof as if herein written.

7.Cancellation of Units. The distribution to the Company's members pursuant to Section 5 hereof shall be in complete cancellation of all of the outstanding units of the Company. From and after the Effective Time, and subject to applicable law, each holder of the Company's units shall cease to have any rights in respect thereof, except the right to receive distributions, if any, pursuant to and in accordance with Section 5 hereof. As a condition to receipt of any distribution to the Company's members, the Board or the Trustee, in its absolute discretion, may require the Company's members to (i) surrender their certificates evidencing their units to the Company or the Trustee, or (ii) furnish the Company or the Trustee with evidence satisfactory to the Board or the Trustee of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board or the Trustee. The Company will close its unit transfer books and discontinue recording transfers of the Company's units on the date on which the Company files its Statement of Dissolution under the Iowa Act, and thereafter certificates representing the Company's units will not be assignable or transferable on the books of the Company except by will, intestate succession, or operation of law.

8.Absence of Appraisal Rights. Under Iowa law and the Operating Agreement, the Company's members are not entitled to appraisal rights for their units in connection with the transactions contemplated by the Plan.

9.Abandoned Property. If any distribution to a member cannot be made, whether because the member cannot be located, has not surrendered certificates evidencing the units as required hereunder or for any other reason, the distribution to which such member is entitled shall be transferred, at such time as the final liquidating distribution is made by the Company, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such member as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

10.Member Consent to Sale of Assets. Adoption of this Plan by the requisite vote of the outstanding units of the Company shall constitute the approval of the members of the sale, exchange or other disposition in liquidation of all of the property and assets of the Company, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition which are conditioned on adoption of this Plan.

11.Expenses of Dissolution. In connection with and for the purposes of implementing and assuring completion of this Plan, the Company or the Trustee may, in the absolute discretion of the Board or the Trustee, as applicable, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company's property and assets and the implementation of this Plan.

12.Compensation. In connection with and for the purpose of implementing and assuring completion of this Plan, the Company or the Trustee may, in the absolute discretion of the Board or the Trustee, as applicable, pay the Company's officers, directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, including pursuant to severance and retention agreements, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan. Adoption of this Plan by the requisite vote of the outstanding units of the Company shall constitute the approval of the Company's members of the payment of any such compensation.

13.Indemnification. The Company shall continue to indemnify its officers, directors, employees, agents and trustee in accordance with its Articles of Organization, Operating Agreement, and contractual arrangements as therein or elsewhere provided, the Company's existing directors' and officers' liability insurance policy and applicable law, and such indemnification shall apply to acts or omissions of such persons in connection with the implementation of this Plan and the winding up of the affairs of the Company. The Board or the Trustee, as applicable, is authorized to obtain and maintain insurance as may be necessary to cover the Company's indemnification obligations.

14.Abandonment of the Plan. Notwithstanding authorization or consent to this Plan and the transactions contemplated hereby by the members of the Company, the Board may abandon this Plan and the transactions contemplated hereby without further action by the members provided the sale transaction is not approved by the members or is otherwise not completed.

15.Authorization. The Board or the Trustee is hereby authorized, without further action by the members, to do and perform or cause the officers of the Company, subject to approval of the Board or the Trustee, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind which are deemed necessary, appropriate or desirable, in the absolute discretion of the Board or the Trustee, to implement this Plan and the transaction contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up its affairs.